UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 4, 2021

ENCORE WIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		000-20278	75-2274963
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1329 Millwood Road
McKinney,	Texas		75069
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	WIRE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting was held at 9:00 a.m., local time, on May 4, 2021, via live webcast.
The Board solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934. There was no solicitation in opposition to the Board’s nominees for director as listed in the proxy statement, and all of such nominees were duly elected as reported below.
Out of a total of 20,634,145 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 19,105,175 shares were present in person or by proxy, representing approximately 92.59% of the outstanding shares.
The first matter voted on by the stockholders, as fully described in the proxy statement for the 2021 Annual Meeting, was the election of directors. The following table presents the number of shares voted for and number of shares withheld from each nominee for director and the number of broker non-votes.

Director Nominee	Number of Votes Received	Number Withheld	Broker Non-Votes

Gregory J. Fisher	15,901,259	2,188,296	1,015,620

Daniel L. Jones	17,513,621	575,934	1,015,620

Gina A. Norris	17,606,856	482,699	1,015,620

William R. Thomas	14,068,433	4,021,122	1,015,620

Scott D. Weaver	13,409,429	4,680,126	1,015,620

John H. Wilson	13,191,457	4,898,098	1,015,620

The second matter voted on by the stockholders, as fully described in the proxy statement for the 2021 Annual Meeting, was a resolution to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

17,332,590	751,195	5,770	1,015,620

The third matter voted on by the stockholders, as fully described in the proxy statement for the 2021 Annual Meeting, was a resolution to ratify the appointment of Ernst & Young LLP as the auditor of the Company’s financial statements for the year ending December 31, 2021. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

18,845,079	259,869	227	0

Item 9.01 Financial Statements and Exhibits.
(i)Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

May 5, 2021	By:	/s/ BRET J. ECKERT
Bret J. Eckert, Vice President – Finance, Treasurer, Secretary and Chief Financial Officer